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                                                                  Exhibit 21

                          SUBSIDIARIES OF THE REGISTRANT

                                                                Jurisdiction of
Name                                                            Organization
----                                                            ---------------

Affinity Systems Ltd.                                             United Kingdom
Agency Rent A Car Canada, Inc.                                    Canada
Agency Rent A Car Pty. Ltd.                                       Australia
Agency Rent A Car Systems, Inc.                                   Delaware
AIL Assurances Ltd.                                               West Indies
Altra Auto Rental Limited                                         New Zealand
Arbitra S.A.                                                      Argentina
Auto Accident Consultants Pty. Limited                            Australia
Avis Asia and Pacific, Limited                                    Delaware
Avis Automoveis de Alguel Ltda.                                   Brazil
Avis Caribbean, Limited                                           Delaware
Avis Enterprises, Inc.                                            Delaware
Avis, Inc.                                                        Delaware
Avis International, Ltd.                                          Delaware
Avis Leasing Corporation                                          Delaware
Avis Locacaeo de Veiculos Ltda.                                   Brazil
Avis Lube, Inc.                                                   Delaware
Avis Management Pty. Limited                                      Australia
Avis Management Services, Limited                                 Delaware
Avis Rent a Car Limited                                           New Zealand
Avis Rent A Car (Hong Kong) Ltd.                                  Hong Kong
Avis Rent A Car de Puerto Rico, Inc.                              Puerto Rico
Avis Rent A Car Limited                                           Fiji
Avis Rent A Car Limited                                           Vanuaru
Avis Rent A Car Sdn. Bhd.                                         Malaysia
Avis Rent A Car Sdn. Bhd.                                         Singapore
Avis Rent A Car System, Inc.                                      Delaware
Avis Rent A Carro, C.A.                                           Venezuela
Avis Services, Inc.                                               Delaware
Aviscar Inc.                                                      Canada
C21 Holding Corp.                                                 Delaware
Central Credit, Inc.                                              Nevada
Century 21 Real Estate Corporation                                Delaware
Chaconne Pty. Limited                                             Australia
Coldwell Banker Affiliates, Inc.                                  Delaware
Coldwell Banker Canada Partners, Inc.                             Delaware
Coldwell Banker Commercial Affiliates, Inc.                       Delaware
Coldwell Banker Corporation                                       Delaware
Coldwell Banker Escrow Service, Inc.                              California
Coldwell Banker Funding Corporation                               Delaware
Coldwell Banker Mortgage Partners, Inc.                           Delaware
Coldwell Banker Moving Services, Inc.                             California

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                                                                Jurisdiction of
Name                                                             Organization
----                                                            ---------------

Coldwell Banker Real Estate Holdings, Inc.                        Delaware
Coldwell Banker Real Property Services Corporation                Delaware
Coldwell Banker Relocation Services, Inc.                         New York
Coldwell Banker Relocation Services Limited                       United Kingdom
Coldwell Banker Residential Affiliates, Inc.                      California
Coldwell Banker Settlement and Title Services, Inc.               Virginia
Coldwell Banker Settlement and Title Services of Maryland, Inc.   Virginia
Constellation Reinsurance Company, Limited                        Barbados
CTM Holding Corp.                                                 Delaware
Days Inns of America, Inc.                                        Delaware
Electronic Home Marketing Systems, Ltd.                           Delaware
Electronic Realty Associates of Canada, Inc.                      Canada
Electronic Realty Associates of Ohio, Inc.                        Ohio
Endless Vacation, Inc.                                            Indiana
ERA France Holding Co., Inc.                                      Delaware
ERA France, S.A.                                                  France
ERA Franchise Systems, Inc.                                       Delaware
ERA General Agency Corporation                                    Missouri
ERA Home Protection Co., Inc.                                     California
ERA Home Protection of Virginia                                   Virginia
ERA Home Protection Plans, Inc.                                   Delaware
ERA of Florida, Inc.                                              Florida
EVF FilmCorp                                                      Indiana
Executrans Canada Limited                                         Canada
Executrans, Inc.                                                  New York
General Franchise Systems, Inc.                                   Delaware
Global Excess and Reinsurance Ltd.                                Bermuda
Guardian Title Company                                            California
HFS Asset Co., Inc.                                               Delaware
HFS Canada, Inc.                                                  New Brunswick,
                                                                    Can.
HFS Car Rental Holdings, Inc.                                     Delaware
HFS Gaming Corp.                                                  Delaware
HFS Global Services, B.V.                                         Netherlands
HFS Inv., Inc.                                                    New York
HFS Owned Brokerage Co., Inc.                                     Delaware
Holiday Homes International Corp.                                 Delaware
Home Protection Plans, Inc.                                       Delaware
Hotel Franchising Limited Partnership d/b/a Wingate Inns, L.P.    Delaware
Howard Johnson International, Inc.                                Delaware
Intercambios Endless Vacation, IEV, Inc.                          Venezuela
Knights Franchise Systems, Inc.                                   Delaware
Neighborhood Brokerage Office Corporation                         California
Pathfinder Insurance Company                                      Colorado
PF Claims Mgt. Ltd.                                               Delaware
Preferred Holidays, Inc.                                          Delaware
Previews Incorporated                                             New York
Ramada Franchise Systems, Inc.                                    Delaware
RCI (Deutschland) GMBH                                            Germany
RCI Argentina, Inc.                                               Indiana
RCI Asia-Pacific, Pte., Ltd.                                      Indiana
RCI Australia, Inc.                                               Indiana
RCI Australia Travel, Inc.                                        Indiana
RCI Benelux S.A.                                                  Belgium
                                   -2-

                                                                Jurisdiction of
Name                                                            Organization
----                                                            ---------------

RCI Brazil Ltda.                                                  Brazil
RCI Canada Inc.                                                   Indiana
RCI Chile, Inc.                                                   Indiana
RCI Colombia, Inc.                                                Indiana
RCI Consulting, Inc.                                              Indiana
RCI de Venezuela C.A. and Subsidiary                              Venezuela
RCI Egypt, Limited                                                Egypt
RCI Espana S.A.                                                   Spain
RCI Europe, Ltd.                                                  United Kingdom
RCI Finland OY                                                    Finland
RCI France S.A.R.L.                                               France
RCI Greece S.A.                                                   Greece
RCI Holdings One, Inc.                                            Indiana
RCI Holdings Two, Inc.                                            Delaware
RCI India Pvt. Ltd.                                               India
RCI Israel, Inc.                                                  Indiana
RCI Italia SRL                                                    Italy
RCI Japan, Inc.                                                   Indiana
RCI Japan, K.K.                                                   Japan
RCI Korea, Inc.                                                   Indiana
RCI Ltd.                                                          New Zealand
RCI Malaysia, Inc.                                                Indiana
RCI Management, Inc.                                              Indiana
RCI Mexico S. de R.L. de C.V.                                     Mexico
RCI New Zealand, Ltd.                                             Indiana
RCI New Zealand Travel, Ltd.                                      Indiana
RCI Resales Australia, Inc.                                       Indiana
RCI Russia, Inc.                                                  Indiana
RCI Scandinavia A/S                                               Denmark
RCI SDIT Ltda.                                                    Portugal
RCI Thailand, Inc.                                                Indiana
RCI Tourism Development India                                     United Kingdom
RCI Travel, Inc.                                                  Michigan
RCI Viagens e Turismo Ltda.                                       Portugal
Relocation 1, Inc.                                                Delaware
Rental Car System Holdings, Inc.                                  Delaware
Reserve Claims Management Co.                                     Delaware
Resort Capital Corporation                                        Delaware
Resort Computer Corporation                                       Colorado
Resort Condominiums International, Inc.                           Indiana
Resort Condominiums International, Ltd.                           New Zealand
Royal Home Protection Plan, Inc.                                  Delaware
Servicios Avis S.A.                                               Mexico
Super 8 Motels, Inc.                                              South Dakota
TM Acquisition Corp.                                              Delaware
Travel Club S.A.                                                  Spain
Travel Pleasure, Limited                                          New Zealand
Travelodge Holding, Inc.                                          Delaware

                              -3-

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                                                                Jurisdiction of
Name                                                            Organization
----                                                            --------------

Travelodge Hotels, Inc.                                           Delaware
Vacation Care Computing, Ltd.                                     United Kingdom
Villager Franchise Systems, Inc.                                  Delaware
Virgin Islands Enterprises, Inc.                                  Virgin Islands
W.T.H. Pty. Limited                                               Australia
We Try Harder Japan Co., Ltd.                                     Japan
We Try Harder Pty. Limited                                        Australia
West Indies Car Rental Limited                                    Jamaica
Wingate Financial LLC                                             Delaware
Wizard Co., Inc.                                                  Delaware
Wizcom International, Ltd.                                        Delaware
Worldwide Relocation Management, Inc.                             California
WTH Canada, Inc.                                                  Canada
Zam, Inc.                                                         West Virginia

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